UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                        August 14, 2002 (July 30, 2002)



                       PRIORITY HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)


          Indiana                 000-23249      35-1927379
      (State or other            (Commission    (IRS Employer
      jurisdiction of            File Number) Identification No.)
      incorporation)


                        250 Technology Park, Suite 124
                           Lake Mary, Florida 32746
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (407) 804-6700


                                     N/A
        (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officers and chief financial officers of public companies must make certain certifications regarding each periodic report containing financial statements that is filed with the Securities and Exchange Commission under Section 13(a) or 15(d) of the Securities Exchange Act of 1934. On July 30, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ending June 29, 2002 (the "10-Q"). The 10-Q certifications of the Company's chief executive officer and chief financial officer are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated into this Item 9.

     Exhibit
     NUMBER         DESCRIPTION

     99.1 Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.2 Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002


                              PRIORITY HEALTHCARE CORPORATION


                              By:  /S/ STEVEN D. COSLER
                                     Name: Steven D. Cosler
                                     Title: President and Chief
                                            Executive Officer

                              INDEX TO EXHIBITS


     Exhibit
     NUMBER         DESCRIPTION


     99.1 Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002.

     99.2 Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002.